Exhibit 99.1

FOR IMMEDIATE RELEASE

Opiant Pharmaceuticals, Inc. Announces Establishment of Audit, Compensation

and Nominating and Corporate Governance Committees

Company to pursue up-listing to a major stock exchange in 2017

SANTA MONICA, California – January 31, 2017 – Opiant Pharmaceuticals, Inc. (“Opiant”) (OTCQB: OPNT), a specialty pharmaceutical company developing pharmacological treatments for substance use, addictive and eating disorders, today announced that the Company’s Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Copies of the Committee charters, along with the Company’s Code of Business Conduct and Ethics, can be found on the Investor Relations section of the Company’s website.

“When we established our milestones and objectives for 2017, key among them was the strengthening of our corporate governance,” said Dr. Roger Crystal, Chief Executive Officer of Opiant. “As we pursue an up-listing to a major stock exchange that raises the profile of our Company, we are committed to corporate governance practices that promote Board and management accountability, supporting our mission of creating innovative new addiction therapies for patients while creating long-term value for our shareholders.”

The composition of the Committees is as follows:

Audit Committee

Mr. Thomas T. Thomas (Chairperson), Ms. Ann MacDougall, Mr. Geoffrey Wolf

Compensation Committee

Ms. Ann MacDougall (Chairperson), Mr. Thomas T. Thomas

Nominating and Corporate Governance Committee

Dr. Gabrielle Silver (Chairperson), Ms. Ann MacDougall, Mr. Geoffrey Wolf, Mr. Thomas T. Thomas

All three committees are comprised solely of directors who meet the independence requirements under the NASDAQ Stock Market Listing Rules.

About Opiant Pharmaceuticals, Inc.

Opiant Pharmaceuticals, Inc., is a specialty pharmaceutical company developing pharmacological treatments for substance use, addictive and eating disorders. Over 45 million people in the U.S. have one of these disorders. The National Institute on Drug Abuse (NIDA), a division of the National Institutes of Health (NIH), describes these disorders as chronic relapsing brain diseases which burden society at both the individual and community levels. With its innovative opioid antagonist nasal delivery technology, Opiant is positioned to become a leader in these treatment markets. Its first product, NARCAN® Nasal Spray, is approved for marketing in the U.S. and Canada by the company’s partner, Adapt Pharma Limited. For more information please visit: www.opiant.com.

Forward-Looking Statements

This press release contains forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied or inferred by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” or “continue” or the negative of such terms and other comparable terminology. These statements are only predictions based on our current expectations and projections about future events. You should not place undue reliance on these statements. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors. These and other factors may cause our actual results to differ materially from any forward-looking statement. We undertake no obligation to update any of the forward-looking statements after the date of this press release to conform those statements to reflect the occurrence of unanticipated events, except as required by applicable law.

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CONTACT INFORMATION:

Corporate Contact:

Investor.relations@opiant.com

Media:

Susan Forman

DGI

sforman@dgicomm.com

212-825-3210

Investors:

Glenn Garmont

Senior Vice President

Argot Partners

glenn@argotpartners.com

212-600-1902